News Release

Ryder to Acquire Nationwide E-Commerce and Omnichannel Fulfillment Provider Whiplash

Acquisition to expand Ryder’s e-fulfillment network; add proven technology and operating platform, in strategic move to advance capabilities in high-growth e-commerce and omnichannel segments

MIAMI, December 13, 2021 – Ryder System, Inc. (NYSE: R), a leader in supply chain, dedicated transportation, and fleet management solutions, announces it has entered into a definitive agreement to acquire Whiplash, a leading national provider of omnichannel fulfillment and logistics services, for approximately $480 million in cash. Based in City of Industry, Calif., Whiplash provides scalable e-commerce and omnichannel fulfillment solutions to an impressive roster of more than 250 brands. The company’s 19 dedicated and multi-client warehouses total nearly seven million square feet and provide access to key port operations and gateway markets.

The transaction is accretive to shareholders and is expected to add approximately $480 million in gross revenue to Ryder’s supply chain solutions business segment in 2022 and provide incremental growth to Ryder’s earnings in 2022. Ryder and Whiplash expect to complete the transaction in late December 2021 or early January 2022, subject to satisfaction of antitrust approvals and customary closing conditions.

“The acquisition of Whiplash is consistent with our strategy to accelerate growth in our higher-return supply chain business. It also expands our e-commerce and omnichannel fulfillment network and reflects our continued focus on technology and innovation,” says Robert Sanchez, chairman and chief executive officer for Ryder. “Whiplash’s best-in-class e-commerce platform and key geographic strongholds—coupled with Ryder’s industry-leading transportation logistics solutions, including our robust Ryder Last Mile delivery network for big-and-bulky goods—positions us to deliver incredible value for our customers who are looking for more advanced e-fulfillment solutions in today’s ever-changing landscape.”

Ryder expects to integrate Whiplash’s facilities, operations, technology, and warehouse automation and robotics into its e-commerce fulfillment solution within the supply chain solutions business unit. Additionally, Ryder plans to retain Whiplash’s executive team and workforce, with their proven operational expertise, to execute the growth and customer solutions in this segment.

“With e-commerce sales continuing to hit record levels and omnichannel retailing becoming mainstream, we’re seeing a significant uptick in brands looking for more dynamic fulfillment services,” says Steve Sensing, president of global supply chain solutions for Ryder. “Whiplash has built a proven model that meets today’s consumers where, when, and how they choose to engage with brands—whether that’s on-line from a mobile device or laptop, in-store, or a combination. We expect that our combined customers will benefit from that additional flexibility as well as Ryder’s vast nationwide network, extensive technology suite, best-in-class warehouse management practices, and end-to-end transportation logistics solutions.”

The acquisition will add to Ryder’s current e-commerce fulfillment network with new facilities in Chino, Calif; City of Industry, Calif.; Long Beach, Calif.; Jacksonville, Fla.; Savannah, Ga.; Newark, N.J.; Secaucus, N.J.; Clifton, N.J.; Columbus, Ohio; Salt Lake City, Utah; and Sumner, Wash. Additionally, the acquisition strengthens Ryder’s presence in key port operations, providing four-corner coverage of all major U.S. inbound gateways via Seattle/Tacoma, New York/New Jersey, Savannah, and Long Beach.

With the expanded footprint following the acquisition, Ryder’s e-commerce and omnichannel fulfillment solution is expected to be able to deliver to 100% of the U.S. within two days and 60% of the U.S. within one day.

“This announcement signals a new accelerated phase of growth for Whiplash that will benefit our current customers and dramatically enhance our ability to scale and deliver innovation for digitally-native brands and omnichannel retailers,” says Jeff Wolpov, chief executive officer of Whiplash. “Ryder’s supply chain expertise, facility network, and last-mile transportation solutions are a perfect complement to the Whiplash e-commerce platform, and we’re excited to be part of the Ryder team.”

Wofford Advisors LLC acted as lead strategic advisor to Ryder and Blank Rome LLP acted as legal counsel on the transaction. J.P. Morgan Securities LLC acted as exclusive financial advisor and Paul Hastings LLP served as legal counsel to Whiplash.

About Ryder System, Inc.
Ryder System, Inc. (NYSE: R) is a leading logistics and transportation company. It provides supply chain, dedicated transportation, and fleet management solutions, including full service leasing, rental, and maintenance, used vehicle sales, professional drivers, transportation services, freight brokerage, warehousing and distribution, e-commerce fulfillment, and last mile delivery services, to some world’s most-recognized brands. Ryder provides services throughout the United States, Mexico, Canada, and the United Kingdom. In addition, Ryder manages nearly 235,000 commercial vehicles and operates more than 300 warehouses, encompassing approximately 64 million square feet. Ryder is regularly recognized for its industry-leading practices in third-party logistics, technology-driven innovations, commercial vehicle maintenance, environmentally friendly solutions, corporate social responsibility, world-class safety and security programs, military veteran recruitment initiatives, and the hiring of a diverse workforce. www.ryder.com

About Whiplash
PLG Investments I, LLC, d/b/a Whiplash, is a leading provider of direct-to-consumer fulfillment and retail logistics, including end-to-end customer care, transportation, distribution, and value-added warehouse services. Its high-performance operations are supported by its namesake ecommerce platform and a suite of advanced technology solutions, enabling the multi-channel connectivity required by the retail supply chains of today and tomorrow. Operating 19 distribution centers nationwide across nearly seven million square feet of space in addition to its international partner network, Whiplash brings emerging and established brands the scale and vision they need to grow and succeed.

Contacts

Amy Federman	Bob Brunn	Rich Reba
Ryder, Media Relations	Ryder, Investor Relations	Whiplash
afederman@ryder.com	bob_s_brunn@ryder.com	rich.reba@whiplash.com

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Note Regarding Forward-Looking Statements: Certain statements and information included in this news release are "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements, including our expectations regarding the benefits and timing of the transaction (including future revenue and earnings growth as a result of the transaction), are based on our current plans and expectations and are subject to risks, uncertainties and assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this news release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, (ii) the effect of the announcement or pendency of the transaction on Whiplash’s business relationships, operating results, and business generally, (iii) risks that the merger disrupts current plans and operations of Whiplash and potential difficulties in Whiplash employee retention as a result of the Merger, (iv) changes in general economic conditions, including as a result of the COVID-19 pandemic, (v) the risk that the merger will not add the forecasted revenue to Ryder’s supply chain solutions business segment; (vi) the risk that the merger will not provide the expected incremental growth to Ryder’s earnings in 2022; (vii) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties that could cause actual results and events to differ materially from those in the forward-looking statements including those risks set forth in our periodic filings with the Securities and Exchange Commission. New risks emerge from time to time. It is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.